ALLIANCE WORLD DOLLAR GOVERNMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

June 18, 1999

Dear Shareholder:

We are pleased to report to you on the performance, strategy and outlook of the Alliance World Dollar Government Fund (the "Fund"), for the semi-annual reporting period ended April 30, 1999. The Fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, the Fund invests primarily in high yielding, high risk debt obligations of developing countries that we expect to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS
The following table provides performance for the Fund over the six- and twelve-month periods ended April 30, 1999. For comparison, we have also included performance for the Fund's benchmark index, the JP Morgan Emerging Markets Bond Index ("JPM EMBI"), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Over the six- and twelve-month periods, your Fund underperformed its benchmark. During the six months ended April 30, 1999, our emerging market security selection helped performance; however, our U.S. allocation in Treasury strips dampened performance. During the twelve-month period, the Fund underperformed the benchmark as a result of our overweight position in Russia, which posted the worst return among the emerging markets. This weak performance posted by the Russian market was the result of a financial and economic collapse that culminated in the ruble devaluation and the government's domestic debt default.


INVESTMENT RESULTS*
Periods Ended April 30, 1999
                                                TOTAL RETURNS
                                           6 MONTHS      12 MONTHS
                                          ----------    -----------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND       11.50%        -20.22%

JP MORGAN EMERGING MARKETS BOND INDEX       14.66%         -6.12%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF APRIL 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE JP MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE
INDEX IS MADE UP OF BRADY BONDS. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET OVERVIEW
During the six-month period ended April 30, 1999, financial markets stabilized and recovered from the turmoil experienced in the third quarter of 1998. The combination of the strong U.S. economy and interest rate cuts around the world helped to restore prospects for the global economy. Equity markets reached new highs while credit markets stabilized as investors moved out of traditional safe-haven government bond markets and into higher yielding asset classes.

The emerging market debt sector outperformed all sectors of the global bond market. However, despite this strong performance, emerging markets have not fully recovered to the levels prior to the Russian crisis. During the early part of 1999, market focus was on Brazil, and the devaluation of the Brazilian real in January once again raised the risk premium demanded from this asset class. It was only after needed fiscal policy measures were implemented, and a standby financing package was negotiated with the International Monetary Fund ("IMF"), that the situation stabilized enough to boost investors' confidence that the global economic environment was improving. Throughout the period, evidence grew that economic activity in Asia had bottomed and growth in certain areas had returned. Korea has led the


1


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

rebound and has regained its investment grade rating. Commodity prices, viewed as a leading indicator of economic activity, stabilized, and in the case of oil, rebounded sharply, thus providing further emphasis that the global economic outlook has improved.

During the six-month period ended April 30, 1999, all emerging markets fixed-income sectors within the JPM EMBI posted healthy positive returns, with most non-Latin countries leading the way. Within the JPM EMBI, top performers included Venezuela (+32.68%), Russia (+29.03%) and South Korea (+21.08%). Venezuela was aided by waning fears of both a debt moratorium and the devaluation of its currency, the bolivar. Market-friendly statements made by the newly elected president regarding Venezuela's economic policies also provided further confidence. Russia benefited from continuing progress with the IMF for an economic program with the support of the United States. South Korea benefited from an upgrade in its credit rating to investment grade.

During the period, Ecuador (+2.39%) and Poland (+3.64%) lagged the double-digit returns posted by other emerging market bond sectors within the JPM EMBI. Ecuador wrestled with concerns regarding the progress of an IMF package and the depreciation of its currency. The issue of an IMF package presents an important test for Ecuador since the IMF funds are needed to meet their current debt. The relative underperformance in Poland occurred after it was the best performing emerging market country during 1998.

Overall, with increasing positive sentiment and inflows to emerging market assets, in aggregate, the JP Morgan Emerging Markets Bond Index posted a strong 14.66% return.

INVESTMENT STRATEGY
Over the six-month period ended April 30, 1999, we decreased our U.S. interest rate risk and increased our holdings in Latin America as financial markets began to stabilize. Specifically, we increased our holdings in Brazil and Mexico. Brazil has dealt effectively with their economic problems implementing decisive, sound policy initiatives. Mexico is our favorite Latin American country as Mexico's increasing integration with the U.S. is providing a stable platform for economic growth. With about 90% of its trade with the U.S., Mexico benefits from U.S. growth much more than any other Latin American country. In addition, conservative fiscal policies and a free-floating exchange rate that has allowed the economy to recover more quickly from external shocks have distinguished Mexico from its regional peers.

OUTLOOK
We believe the environment for global growth will improve, however, some regions of the global economy will continue to struggle with weakness. In Japan, policymakers have achieved a greater degree of coordination in their efforts to stimulate the economy, there is evidence that Asian economies are bottoming, and the Brazilian government is meeting our most optimistic expectations after devaluating the real earlier this year. As the one-sided risk of a global meltdown declines with broadening evidence of a global recovery and improved market stability, our forecasting discipline naturally pushes us toward a less biased view. Accordingly, we have eliminated our long-standing tilt in favor of additional Fed easing as the continued strength of the U.S. economy increases the likelihood of Fed tightening.

In the emerging markets, rising oil prices, a strong U.S. economy, improved sentiment regarding Brazil and evidence that Asian economies are bottoming have improved prospects for growth. Furthermore, economic weakness in Latin America appears to be less severe than originally expected. We expect that the doubts regarding Argentina's commitment to its convertibility policy of pegging the Argentine dollar to the U.S. dollar will continue to decline. Linkages to the U.S. economy and proactive fiscal policies will continue to provide opportunities in Mexico. This environment supports gradually improving economic prospects for emerging market countries, although there may well be short-term market volatility as sentiment shifts with events. Country selection will remain important.

Though these positive developments have caused a significant rebound in emerging market debt prices recently, in our view, emerging market economies continue to be very sensitive to global economic growth and financial market liquidity.


2


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Thank you for your continued interest and investment in Alliance World Dollar Government Fund. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


3


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-97.5%
OTHER SOVEREIGN DEBT OBLIGATIONS-60.4%
ARGENTINA-15.4%
Republic of Argentina
  Series XW
  11.00%, 12/04/05                              $ 5,200     $  5,171,400
  Warrants, expiring
  12/03/99 (a)(b)                                 7,200           18,000
Republic of Argentina
  12.125%, 2/25/19                                7,200        7,515,000
  Warrants, expiring
  2/25/00 (a)                                     7,200           23,580
                                                             ------------
                                                              12,727,980

BRAZIL-3.7%
Republic of Brazil Global Bonds
  10.125%, 5/15/27                                2,000        1,590,000
  11.625%, 4/15/04                                1,500        1,455,000
                                                             ------------
                                                               3,045,000

COSTA RICA-1.2%
Republic of Costa Rica
  9.335%, 5/15/09 (c)                             1,000        1,000,000

MEXICO -23.5%
United Mexican States
  9.75%, 4/06/05                                 18,700       19,429,300

PANAMA-4.4%
Republic of Panama
  9.375%, 4/01/29                                 3,500        3,606,750

PHILIPPINES-1.8%
Republic of Philippines
  8.875%, 4/15/08                                 1,500        1,528,125

RUSSIA-6.1%
Russian Federation
  11.00%, 7/24/18 (c)                             7,000        2,791,600
Russian IAN FRN
  5.969%, 12/15/15                                6,996          524,676
Russian Ministry of Finance
  12.75%, 6/24/28                                 4,000        1,695,200
                                                             ------------
                                                               5,011,476

TURKEY-1.6%
Republic of Turkey
  12.00%, 12/15/08                                1,300        1,314,625

VENEZUELA-2.7%
Republic of Venezuela
  9.25%, 9/15/27                                  3,100        2,239,750

Total Other Sovereign Debt Obligations
  (cost $49,656,485)                                          49,903,006

NON-COLLATERALIZED BRADY BONDS-26.4%
BRAZIL-20.6%
Republic of Brazil DCB FRN
  Series L Bearer Bond
  5.938%, 4/15/12                                15,000        9,469,500
Republic of Brazil DCB FRN
  Series L Registered Bond
  5.938%, 4/15/12                                12,000        7,575,600
                                                             ------------
                                                              17,045,100

BULGARIA-3.3%
Republic of Bulgaria
  IAB FRN
  5.875%, 7/28/11                                 4,000        2,700,000

PERU-1.6%
Republic of Peru PDI
  4.50%, 3/07/17 (c)(d)                           2,000        1,350,000

VENEZUELA-0.9%
Republic of Venezuela
  DCB FRN
  Series DL
  5.938%, 12/18/07                                  857          694,283

Total Non-Collateralized Brady Bonds
  (cost $23,140,321)                                          21,789,383


4


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________


                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------------
COLLATERALIZED BRADY BONDS (E)-6.0%
BULGARIA-1.7%
Republic of Bulgaria
  Discount Bonds FRN
  Series A
  5.875%, 7/28/24                               $ 2,000     $  1,370,000

ECUADOR-3.4%
Republic of Ecuador
  Discount Bonds FRN
  6.00%, 2/28/25                                  2,700        1,377,000
  Global Bonds
  4.00%, 2/28/25 (d)                              3,500        1,483,300
                                                             ------------
                                                               2,860,300

VENEZUELA-0.9%
Republic of Venezuela
  Par Bonds
  Series W-B
  6.75%, 3/31/20 (f)                              1,000          737,500

Total Collateralized Brady Bonds
  (cost $5,182,627)                                            4,967,800

LOAN PARTICIPATION-4.7%
MOROCCO-4.7%
Kingdom of Morocco
  Loan Participation FRN
  Series A
  6.063%, 1/01/09
  (cost $2,564,262)                               4,762        3,887,143

Total Sovereign Debt Obligations
  (cost $80,543,695)                                          80,547,332

U.S. GOVERNMENT OBLIGATION-29.9%
U.S. Treasury Strip
  Zero coupon, 2/15/03
  (cost $24,931,496)                             30,100       24,735,969

TIME DEPOSIT-0.7%
Bank of New York
  4.50%, 5/03/99
  (cost $571,000)                                   571          571,000

TOTAL INVESTMENTS-128.1%
  (cost $106,046,191)                                        105,854,301
Other assets less liabilities-(28.1%)                        (23,206,153)

NET ASSETS-100%                                             $ 82,648,148


(a)  Non-income producing security.

(b) Each warrant entitles the holder to purchase U.S. $1,000 Republic of Argentina 9.75% bonds, due 9/19/27 at 93.3%.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, these securities amounted to $5,141,600 representing 6.2% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 1999.

(e) Sovereign debt obligations issued as part of debt restructurings that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(f)  Security trade with oil warrants expiring April 15, 2020.

     Glossary of Terms:
     DCB - Debt Conversion Bond.
     FRN - Floating Rate Note.
     IAB - Interest Arrears Bond.
     IAN - Interest Arrears Note.
     PDI - Past Due Interest.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $106,046,191)        $ 105,854,301
  Cash                                                                     157
  Receivable for investment securities sold                          4,463,155
  Interest receivable                                                1,775,586
  Total assets                                                     112,093,199

LIABILITIES
  Payable for investment securities purchased                       29,208,622
  Advisory fee payable                                                  71,892
  Unrealized depreciation on interest rate swap contract                42,456
  Administrative fee payable                                            10,784
  Accrued expenses                                                     111,297
  Total liabilities                                                 29,445,051

NET ASSETS                                                       $  82,648,148

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $83,903
  Additional paid-in capital                                       113,575,862
  Undistributed net investment income                                  396,417
  Accumulated net realized loss on investment transactions         (31,173,688)
  Net unrealized depreciation on investments and other assets         (234,346)
                                                                 $  82,648,148

NET ASSET VALUE PER SHARE
  (based on 8,390,339 shares outstanding)                                $9.85


See notes to financial statements.


6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $ 6,170,759

EXPENSES
  Advisory fee                                      $   396,537
  Custodian                                              70,960
  Administrative fee                                     59,481
  Audit and legal                                        46,170
  Printing                                               40,634
  Transfer agency                                        17,563
  Directors' fees                                        15,207
  Miscellaneous                                          11,230
  Total expenses                                                       657,782
  Net investment income                                              5,512,977

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                     (28,108,315)
  Net change in unrealized depreciation of
    investments and other assets                                    31,867,402
  Net gain on investment transactions                                3,759,087

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 9,272,064


See notes to financial statements.


7


STATEMENTS OF CHANGES
IN NET ASSETS                             ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                 SIX MONTHS ENDED  YEAR ENDED
                                                  APRIL 30, 1999   OCTOBER 31,
                                                   (UNAUDITED)        1998
                                                  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  5,512,977   $ 11,973,315
  Net realized gain (loss) on investment
    transactions                                    (28,108,315)     4,177,541
  Net change in unrealized depreciation of
    investments and other assets                     31,867,402    (32,120,307)
  Net increase (decrease) in net assets from
    operations                                        9,272,064    (15,969,451)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                              (6,303,624)   (13,546,094)
  Net realized gain on investments                   (6,025,143)   (17,841,882)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of Common Stock                          2,754,720      7,109,405
  Tender offer resulting in the redemption of
    1,034,042 shares of Common Stock                         -0-   (15,510,829)
  Total decrease                                       (301,983)   (55,758,851)

NET ASSETS
  Beginning of year                                  82,950,131    138,708,982
  End of period (including undistributed net
    investment income of $396,417 and
    $1,187,064, respectively)                      $ 82,648,148   $ 82,950,131


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 20, 1992 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") an advisory fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of an Administration Agreement, the Fund pays Alliance a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. Alliance provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 1999, the Fund reimbursed AFS $2,270, relating to shareholder servicing costs.


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $87,493,112 and $92,610,163, respectively, for the six months ended April 30, 1999. There were purchases of $155,881,774 and sales of $163,231,203 of U.S. government obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was $109,020,760. Accordingly, gross unrealized appreciation of investments was $5,101,188 and gross unrealized depreciation of investments was $8,267,647 resulting in net unrealized depreciation of $3,166,459 (excluding swap contract).

1. INTEREST RATE SWAP AGREEMENT
The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments.

At April 30, 1999, the Fund had an outstanding interest rate swap contract with the following terms:

                                                              RATE TYPE
                                                  ---------------------------------
     SWAP                           TERMINATION   PAYMENTS MADE   PAYMENTS RECEIVED    UNREALIZED
 COUNTERPARTY     NOTIONAL AMOUNT      DATE        BY THE FUND       BY THE FUND      DEPRECIATION
---------------   ---------------   -----------   -------------   -----------------   ------------
Morgan Guaranty   US$  11,320,636     1/01/09        LIBOR#            6.8526%         $(42,456)

#    LIBOR (London Interbank Offered Rate).


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value Common Stock authorized. Of the 8,390,339 shares outstanding at April 30, 1999, Alliance owned 7,200 shares. During the year ended October 31, 1998, the Fund purchased 1,034,042 shares of its outstanding Common Stock for $14.80 per share pursuant to a tender offer. The Fund incurred tender offer costs of $207,000 which were charged to additional paid-in capital. During the six months ended April 30, 1999, the Fund issued 273,835 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 1998, the Fund issued 497,839 shares in connection with the dividend reinvestment plan.


NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government.


10


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: YEAR 2000
Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures at or after the Year 2000. This is commonly known as the Year 2000 problem. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information. Should any of computer systems employed by the Fund or its major service providers fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's stockholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. The Fund has been advised that, during 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems and non-mission critical systems and determined which of these systems are not Year 2000 compliant. All third party suppliers of mission critical computer systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. Alliance will seek alternative solutions or third party suppliers for all suppliers who do not furnish a satisfactory response by June 30, 1999. The same process is being performed for non-mission critical systems with estimated completion by June 30, 1999. Alliance had remediated, replaced or retired all of its non-compliant mission critical systems and applications which can impact the Fund. The same process is being performed for non-mission critical systems and is estimated to be completed by June 30, 1999. After each system has been remediated, it is tested with 1900 dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and approximately 89% of non-mission critical systems. Integrated systems tests will then be conducted to verify that the systems will continue to work together. Full integration testing of all mission critical and nonmission critical systems is estimated to be completed by June 30, 1999. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control. The estimated date for the completion of these plans is June 30, 1999.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers,


11


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                               ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

including Alliance, will not operate as intended and that the systems and applications of third party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund and its major service providers or the systems of its important third party suppliers be unable to process date sensitive information accurately after 1999, the Fund and Alliance or its other service providers may be unable to conduct its normal business operations and to provide shareholders with the required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant.


12


FINANCIAL HIGHLIGHTS                      ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                            SIX MONTHS
                                              ENDED                           YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1999 ---------------------------------------------------------------
                                            (UNAUDITED)     1998         1997         1996         1995         1994
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.22       $16.03       $15.50       $11.88       $11.08       $22.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .67(a)      1.47(a)      1.61         1.46         1.51(a)      1.32
Net realized and unrealized gain (loss)
  on investment transactions                     .47        (3.57)         .50         3.50          .71        (5.66)
Net increase (decrease) in net asset
  value from operations                         1.14        (2.10)        2.11         4.96         2.22        (4.34)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.77)       (1.65)       (1.58)       (1.34)       (1.42)       (1.39)
Distributions from net realized gains           (.74)       (2.06)          -0-          -0-          -0-       (4.96)
Distributions in excess of net realized
  gains                                           -0-          -0-          -0-          -0-          -0-        (.09)
Tax return of capital distribution                -0-          -0-          -0-          -0-          -0-        (.23)
Total dividends and distributions              (1.51)       (3.71)       (1.58)       (1.34)       (1.42)       (6.67)
Net asset value, end of period                $ 9.85       $10.22       $16.03       $15.50       $11.88       $11.08
Market value, end of period                  $12.438      $12.625      $15.875      $13.625       $11.75       $13.00

TOTAL RETURN
Total investment return based on: (b)
  Market value                                 13.98%        1.91%       28.74%       28.49%        2.78%       (7.52)%
  Net asset value                              11.50%      (18.32)%      14.24%       44.57%       21.92%      (27.29)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $82,648      $82,950     $138,709     $134,140     $102,757      $93,528
Ratio of expenses to average net assets         1.66%(c)     1.52%        1.43%        1.70%        1.55%        1.43%
Ratio of net investment income to average
  net assets                                   13.90%(c)    10.54%        9.50%       10.84%       14.12%        9.08%
Portfolio turnover rate                          222%         264%         281%         352%         441%         395%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.


13


ADDITIONAL INFORMATION                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund was held on March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                       VOTED
                                                      VOTED FOR       AGAINST
                                                     -----------      ---------
1.  To elect directors:   Class Two Directors
                          (term expires in 2002)
                          John H. Dobkin              7,055,361        145,872
                          William H. Foulk, Jr.       7,062,692        138,542
                          Dr. James M. Hester         7,055,414        145,820


                                                                       VOTED
                                                       VOTED          WITHHELD/
                                       VOTED FOR      AGAINST         ABSTAIN
                                      -----------    -----------      ---------
2.  To ratify the selection of
    Ernst & Young LLP as the
    Fund's independent auditors
    for the Fund's fiscal year
    ending October 31, 1999:           7,081,344         40,938         78,952


14


                                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT, L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY 10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
FIRST DATA INVESTOR SERVICES GROUP, INC.
(FORMERLY THE SHAREHOLDER SERVICES GROUP, INC.)
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGALCOUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY10004


(1)  Member of the Audit Committee.


15


ALLIANCE WORLD DOLLAR GOVERNMENT FUND
Summary of General Information

THE FUND
Alliance World Dollar Government Fund is a closed-end management investment company which seeks high current income from investment in debt obligations of countries with emerging economies whose recent interest rates are higher than those of the United States.

SHAREHOLDER INFORMATION
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspapers each day, under the designation "Alliance Wrld". The Fund's NYSE trading symbol is "AWG". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call First Data Investor Services Group at 1-800-331-1710.


ALLIANCE WORLD DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGSR